UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Grocery Outlet Holding Corp.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

GROCERY OUTLET HOLDING CORP.

2022 Annual Meeting
Vote by June 5, 2022
11:59 PM ET



GROCERY OUTLET HOLDING CORP.
5650 HOLLIS STREET
EMERYVILLE, CA 94608

D79477-P71345

You invested in GROCERY OUTLET HOLDING CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2022 at 11:00 AM Pacific Daylight Time.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2022
11:00 AM Pacific Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/GO2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You are encouraged to review the complete proxy materials, which contain important information and can be accessed according to the instructions on the reverse side, prior to voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class III Directors. **Nominees:** 01) Carey F. Jaros 02) Eric J. Lindberg, Jr. 03) Norman S. Matthews	For
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2022.	For
3. To hold an advisory (non-binding) vote to approve the Company's named executive officer compensation.	For
4. To approve amendments to our Amended and Restated Certificate of Incorporation to (i) eliminate applicable supermajority voting requirements; and (ii) make certain other changes to remove obsolete language.	For
5. To approve an amendment to our Amended and Restated Certificate of Incorporation to declassify our Board of Directors by 2026.	For
NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.	

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D79478-P71345